UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On October 28, 2010, Tower Bancorp, Inc. (“Tower”), the holding company for Graystone Tower Bank (“Graystone”), and First Chester County Corporation (“First Chester”), the holding company for First National Bank of Chester County (“FNB”), entered into a Third Amendment to Agreement and Plan of Merger (the “Amendment”), which amends that certain Agreement and Plan of Merger dated December 27, 2009 between First Chester and Tower (the “Merger Agreement”) providing for the merger of First Chester with and into Tower (the “Merger”).

The Amendment: (i) extends the date in Section 8.1(c) of the Merger Agreement on or after which either party may terminate the Merger Agreement if the Merger has not been consummated from November 20, 2010 to December 31, 2010 (the “Closing Deadline”); and (ii) amends the definition of First Chester Delinquent Loans in Section 9.13 of the Merger Agreement to expressly include losses resulting from the sale of loans and/or OREO, and to exclude any items that would otherwise constitute First Chester Delinquent Loans arising out of loan participation interests purchased from Graystone.

In connection with the extension of the Closing Deadline, on October 28, 2010, Tower and Graystone each granted an extension of the maturity date of their respective credit facilities to First Chester from November 20, 2010 to December 31, 2010. Except as to the extension of their respective maturity dates, the terms and conditions of each of the loans remain unchanged.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. A copy of the letter agreements between Graystone and First Chester and Tower and First Chester are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

Commencing November 2, 2010, Tower intends to make available to current and/or prospective investors an Investor Presentation, containing an overview of Tower’s strategy and performance as of September 30, 2010, as well as certain information about the Merger. The Investor Presentation, which will be posted on Tower’s Investor Relations website at www.towerbancorp.com, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On November 1, 2010, Tower issued a joint press release with First Chester announcing that each company will each hold a special meeting of its respective shareholders on December 8, 2010 for purposes of considering and approving the Merger Agreement and Merger, which is anticipated to close in mid-December 2010. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Additional Information About the Transaction

The proposed transaction will be submitted to the shareholders of First Chester and Tower for their consideration and approval. In connection with the proposed transaction, Tower has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which has been declared effective by the SEC and includes a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Tower and First Chester on or about November 5, 2010. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors can obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and First Chester, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc., 112 Market Street, Harrisburg, Pennsylvania 17101, Attention: Brent Smith, Investor Relations, telephone 717-724-4666 or by contacting First Chester Financial Corporation, 9 North High Street, West Chester, Pennsylvania 19381 Attention: John Stoddart, Investor Relations, telephone 484-881-4141. INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Participants in the Transaction

Tower, First Chester and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and First Chester shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and First Chester shareholders in connection with the proposed transaction is set forth in the joint proxy statement/prospectus filed with the SEC. You can also find information about Tower’s executive officers and directors in its definitive proxy statement filed with the SEC on April 23, 2010, which is available at the SEC’s Internet site (www.sec.gov). Additional information about First Chester’s executive officers and directors is set forth in its Form 10-K filed with the SEC on July 27, 2010, which is available at the SEC’s Internet site. You can also obtain free copies of these documents from Tower or First Chester, as appropriate, using the contact information above.

This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Third Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation, dated October 28, 2010.

10.1	Letter Agreement between Graystone Tower Bank and First Chester County Corporation dated October 28, 2010.

10.2	Letter Agreement between Tower Bancorp, Inc. and First Chester County Corporation dated October 28, 2010.

99.1	Investor Presentation.

99.2	Press Release issued November 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC. (Registrant)

Date: November 2, 2010	By:	/s/ ANDREW S. SAMUEL
Andrew S. Samuel President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Third Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation, dated October 28, 2010.

10.1	Letter Agreement between Graystone Tower Bank and First Chester County Corporation dated October 28, 2010.

10.2	Letter Agreement between Tower Bancorp, Inc. and First Chester County Corporation dated October 28, 2010.

99.1	Investor Presentation.

99.2	Press Release issued November 1, 2010.